UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                          Washington, DC 20549




                                FORM 8-K




                             CURRENT REPORT
                    Pursuant to Section 13 OR 15(d)
                 of the Securities Exchange Act of 1934



                             December 18, 2002
                             -----------------
          Date of Report (Date of earliest event reported)




                       ENVIRO-ENERGY CORPORATION
                       ----------------------------
(Exact name of small business issuer as specified in its charter)



                DELAWARE       0-30069          95-452-0761
               ----------     ---------        -------------
              (State of      (Commission     (I.R.S. Employer
              incorporation)  File Number    Identification Number)



                    4430 Haskell Avenue, Encino, CA 91436
                    ------------------------------------
     (Address of principal executive office)(City, State Zip Code)



Registrant's telephone number, including area code: (818) 784-2445
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                            TABLE OF CONTENTS

Item 4.  Changes in Registrant's Certifying Accountant           page 2

Item 7.  Financial Statements & Exhibits                         page 3
         Exhibit 16.1 Letter from Beckstead and Watts, LLP

Signature/s                                                      page 4
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Item 4. Change in Registrant's Certifying Accountant.

(a) Previous Independent Accountant

The registrant has engaged LeMaster Daniels, PLLC, 700-800 Seafirst Financial Center, 601 West Riverside Avenue, Spokane, Washington 99201, as its principal accountants to replace its former principal accountant, Beckstead and Watts, LLP. The former accountant was notified of their dismissal on December 18, 2002. The decision to change accountants was approved by the Board of Directors of the registrant.

Prior to the change in auditors, there were no disagreements with Beckstead and Watts, LLP on any matter of accounting principles or practices, financial statement disclosures or auditing scope of procedure, which if not resolved to the satisfaction of Beckstead and Watts, LLP, would have caused it to make reference to the subject matter of the disagreement in connection with its report on the financial statements for the previous fiscal year period and through the date of their dismissal on December 18, 2002. During this time period, there were no "reportable events" as defined in Regulation S-K
Item 304 (a)(1)(v).

Enviro-Energy Corporation requested that Beckstead and Watts, LLP furnish it a letter addressed to the Securities and Exchange
Commission stating whether or not it agrees with the above statements. A copy of that letter dated December 16, 2002 is filed herewith as
Exhibit 16.1.

(b) New Independent Accountants

Enviro-Energy Corporation engaged LeMaster Daniels, PLLC as the Company's principal accountant effective January 9, 2003. Prior to the appointment of LeMaster Daniels, neither the Company nor anyone on its behalf consulted with LeMaster Daniels regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report nor oral advice was provided to the Company by LeMaster Daniels that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined to Item 304 (a) (1) (iv) of Regulation S-K and the related instructions to 304 of Regulation S-K, or a reportable event, as that term is defined in Item (a) (1) (v) of Regulation S-K.




                                  Page 2




Item 7. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

Not applicable.

b) Pro forma financial information.

Not applicable.

(c) Exhibits.

    16.1  Letter of Beckstead and Watts, LLP





















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                         SIGNATURES


PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.


ENVIRO-ENERGY CORPORATION
-------------------------
     (Registrant)



/s/ Tom Bowers
-----------------
  TOM BOWERS
   Chairman



DATE:   January 27, 2003
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